UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Data of earliest event reported): June 16, 2022

GAIN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40237	85-1726310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220 Bethesda, Maryland
20814
(Address of principal executive offices)	(Zip Code)

(301) 500-1556

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GANX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).           Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 16, 2022, Gain Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following three proposals: (1) to elect seven nominees for director, Dov Goldstein, M.D., Hans Peter Hasler, Khalid Islam, Ph.D., Gwen Melincoff, Claude Nicaise, M.D., Eric I. Richman and Jeffrey Riley, to the Board of Directors to hold office until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Proposal 1”), (2) to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young AG as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022 (“Proposal 2”), and (3) to approve the adoption of Gain Therapeutics, Inc. 2022 Equity Incentive Plan (“Proposal 3”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the seven persons listed below as directors, each to serve until the Company’s 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominees	For	Withheld	Broker Non-Votes
Dov Goldstein, M.D.	4,578,725	3,545	3,376,184
Hans Peter Hasler	4,569,173	3,620	3,376,184
Khalid Islam, Ph.D.	5,018,370	4,095	3,376,184
Gwen Melincoff	4,952,385	4,045	3,376,184
Claude Nicaise, M.D.	4,571,601	4,945	3,376,184
Eric I. Richman	4,951,660	4,120	3,376,184
Jeffrey Riley	4,951,884	4,045	3,376,184

Proposal 2 – Ratification of the Selection by the Audit Committee of the Board of Directors of Ernst & Young AG as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2022

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
8,396,193	10,980	18,345

Proposal 3 – Approval of the adoption of the Gain Therapeutics, Inc. 2022 Equity Incentive Plan

The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
4,164,484	583,233	301,617

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

Date: June 17, 2022	By:	/s/ Eric I. Richman
Eric I. Richman
Chief Executive Officer